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                                                                    EXHIBIT 10.6

                              AMENDED AND RESTATED
                                ESCROW AGREEMENT

         THIS AMENDED AND RESTATED ESCROW AGREEMENT (this "Agreement") is made and entered into this 21st day of March, 2000, by and among Inverness/Phoenix Capital, LLC, a Delaware limited liability company ("Inverness"), Vicuna Advisors, L.L.C., a Delaware limited liability company, in its capacity as investment manager to certain Delaware entities ("Vicuna"), Bernard Rapoport ("Rapoport"), John Sharpe ("Sharpe" and together with Inverness, Vicuna and Rapoport, the "Offerors"), PennCorp Financial Group, Inc., a Delaware corporation (the "Company") and Citibank N.A., a national banking association duly organized and validly existing under the laws of the United States of America (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, the Offerors and the Escrow Agent executed an Escrow Agreement dated as of March 15, 2000 by and among the Offerors, the Escrow Agent and the Company (the "Escrow Agreement").

         WHEREAS, the Offerors have executed and delivered to the Company a letter agreement dated as of March 15, 2000, as amended and supplemented (the "Offer Letter") pursuant to which the Offerors have made an offer to recapitalize the Company (the "Recapitalization").

         WHEREAS, the Offer Letter contemplates the execution and delivery of the Escrow Agreement and the deposit by Inverness with the Escrow Agent of cash funds of $5,000,000.

         WHEREAS, the Offer Letter contemplates that, upon selection of the Recapitalization by the Company as the Final Accepted Offer (as defined in the Offer Letter), the Offerors will deposit with the Escrow Agent an additional $42,500,000 of cash funds.

         WHEREAS, in furtherance of the Recapitalization, Inverness and Vicuna have executed and delivered to the Company that certain standby underwriting commitment, dated as of March 15, 2000 (the "Standby Commitment"), Rapoport has executed and delivered to the Company that certain equity purchase commitment, dated as of March 15, 2000 (the "Rapoport Commitment") and Sharpe has executed and delivered to the Company that certain equity purchase commitment, dated as of March 15, 2000 (the "Sharpe Commitment").

         WHEREAS, in furtherance of the Recapitalization, the Offerors and the Escrow Agent desire to restate and amend the Escrow Agreement and supersede it by means of this Agreement.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:


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         1. Appointment of Escrow Agent. The Offerors and the Company each hereby appoint Citibank, N.A. as Escrow Agent to receive, hold, administer and deliver the Escrow Fund (as hereinafter defined) in accordance with this Agreement, and the Escrow Agent hereby accepts such appointment, all subject to and upon the terms and conditions set forth herein.

         2. Establishment of Escrow Fund. Inverness herewith deposits with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt from Inverness of, $5,000,000 (the "Initial Deposit"). Upon the Company's selection of the Recapitalization as the Final Accepted Offer, the Offerors shall deposit with the Escrow Agent, and the Escrow Agent shall acknowledge receipt from the Offerors of, $42,500,000 (the "Final Deposit" and together with the Initial Deposit, the "Deposit"), of which (i) $16,000,000 shall be deposited by Inverness (the "Inverness Final Deposit" and together with the Initial Deposit, the "Inverness Deposit"), (ii) $3,500,000 shall be deposited by Vicuna (the "Vicuna Deposit"), (iii) $20,000,000 shall be deposited by Rapoport (the "Rapoport Deposit") and (iv) $3,000,000 shall be deposited by Sharpe (or his affiliates) (the "Sharpe Deposit"). All cash, earnings, interest and income from the Deposit which may from time to time be held by the Escrow Agent pursuant to the terms hereof are hereinafter referred to as the "Escrow Earnings." The Deposit and the Escrow Earnings (collectively sometimes referred to herein as the "Escrow Fund") shall be held by the Escrow Agent in accordance with the terms and conditions hereinafter set forth. It is the parties' intention that the Escrow Agent shall dispose of the Escrow Fund in accordance with the express provisions of this Agreement, and shall not make, be required to make or be liable in any manner for its failure to make, any determination under the Offer Letter, or any other agreement, including, without limitation, any determination of whether either the Offerors or the Company has complied with the terms of the Offer Letter or are entitled to delivery of payment of any or all of the Escrow Fund or to any other right or remedy thereunder. The obligations of each Offeror under this Section 2 are several and not joint.

         3. Investment of Escrow Fund by Escrow Agent. The Escrow Agent shall invest and reinvest the funds held in the Escrow Fund as the Offerors shall direct (subject to applicable minimum investments) by the furnishing of a written direction by all of the Offerors (a "Written Direction"); provided, however, that no investment or reinvestment may be made except in the following:

                  (a) direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America;

                  (b) certificates of deposit issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which certificates of deposit are insured by the Federal Deposit Insurance Corporation or a similar governmental agency;

                  (c) repurchase agreements with any bank, trust company, or national banking association (including Escrow Agent and its affiliates); or

                  (d) any money market fund substantially all of which is invested in the foregoing investment categories, including any money market fund managed by Escrow Agent and any of its affiliates.


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         If Escrow Agent has not received a Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Fund, or such portion thereof as to which no Written Direction has been received, in investments described in clause (d) above. Each of the foregoing investments shall be made in the name of Escrow Agent on behalf of the Offerors. No investment shall be made in any instrument or security that has a maturity of greater than 30 days. Notwithstanding anything to the contrary contained herein, Escrow Agent may (but shall have no obligation), without notice to the Offerors or the Company, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds or any Written Direction received by Escrow Agent with respect to investment of any funds in the Escrow Funds after ten o'clock, a.m., New York, New York time, the Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in New York, New York are open for business.

         The parties to this Agreement acknowledge that non-deposit investment products are not obligations of, or guaranteed, by the Escrow Agent nor any of its affiliates, are not FDIC insured, and are subject to investment risks, including the possible loss of principal amount invested. Only deposits in the United States are subject to FDIC insurance.

         4. Release of Escrow Fund. The Escrow Agent shall hold the Escrow Fund until it delivers the Escrow Fund as provided in this Section 4, as follows:


                  (a) If the Escrow Agent receives written instructions in the form of Exhibit A signed by each Offeror and the Company, stating that the consummation of the Recapitalization shall occur, the Escrow Agent shall promptly deliver the Escrow Fund in accordance with said instructions.

                  (b) If the Escrow Agent receives written instructions signed by each Offeror and the Company stating that the consummation of the Recapitalization did not occur and directing payment of the Escrow Fund to either the Offerors or the Company, the Escrow Agent shall promptly deliver the Escrow Fund in accordance with such instructions.

                  (c) Except as set forth in (a) or (b) above, the Escrow Agent shall distribute the Escrow Fund upon notice from either the Offerors or the Company only in accordance with the procedures set forth in this subsection.

                           (i)      Upon written notice from the Offerors, with
evidence of service on the Company, that the Company has not selected the Recapitalization as the Final Accepted Offer and evidence of such non-acceptance (including, without limitation, an order of the Bankruptcy Court) ("Rejection Notice"), Escrow Agent shall, fifteen (15) calendar days after receipt of such notice, deliver the Escrow Fund to the Offerors.

                           (ii)     Upon written notice from the Company to
Escrow Agent, with evidence of service on the Offerors, that the Recapitalization has been terminated due to Inverness'


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or Vicuna's material breach of the Standby Commitment, Rapoport's material breach of the Rapoport Commitment or Sharpe's material breach of the Sharpe Commitment or the breach by any Offeror of the commitment letter related to the New Senior Facility (as defined in the Offer Letter), the offer letter related to Reinsurance Transaction (as defined in the Offer Letter), the Offer Letter or any other material agreement entered into by such Offeror in connection with the Recapitalization (the "Company's Notice"), Escrow Agent shall deliver the Escrow Fund to the Company five (5) calendar days after receipt of the Company's Notice unless any Offeror shall, prior to the expiration of the aforesaid 5-day period, give written notice to Escrow Agent and the Company of its countervailing claim to the Escrow Fund ("Offerors' Rebuttal Notice"). For purposes of clarification, a breach by the Company through no fault of the Offerors, the senior lenders under the New Senior Facility or the reinsurer under the Reinsurance Transaction of any of the agreements described above shall not constitute grounds for delivery of the Company's Notice. Any distribution of the Escrow Fund pursuant to this clause (ii) shall be deemed liquidated damages.

                           (iii) Upon written notice from the Offerors to Escrow
Agent, with evidence of service on the Company that the Recapitalization has been terminated for a reason other than Inverness' or Vicuna's material breach of the Standby Commitment, Rapoport's material breach of the Rapoport Commitment or Sharpe's material breach of the Sharpe Commitment or the breach by any Offeror of the commitment letter related to the New Senior Facility (as defined in the Offer Letter), the offer letter related to Reinsurance Transaction (as defined in the Offer Letter), the Offer Letter or any other material agreement entered into by such Offeror in connection with the Recapitalization (the "Offerors' Notice"), Escrow Agent shall deliver the Escrow Fund to the Offerors fifteen (15) calendar days after receipt of Offerors' Notice unless the Company shall, prior to the expiration of the aforesaid 15-day period, give notice to Escrow Agent and the Offerors of its countervailing claim to the Escrow Fund (the "Company's Rebuttal Notice").

                           (iv)  After timely receipt by Escrow Agent of the
Company's Rebuttal Notice or the Offerors' Rebuttal Notice, Escrow Agent shall not deliver the Escrow Fund until such time as Escrow Agent receives (a) a written agreement signed by the Offerors and the Company providing instructions as to the disposition of the Escrow Fund or (b) a certified copy of an order or judgment which has become final (meaning that the order or judgment is no longer subject to appeal or review by a court of competent jurisdiction) of the United States District Court (the "Bankruptcy Court") having jurisdiction over the Bankruptcy (as defined in the Offer Letter) with respect to the disposition of the Offerors' or the Company's claim. Escrow Agent shall deliver the Escrow Fund in accordance with said agreement, order or judgment.

                           (v)   Notwithstanding the foregoing, after receipt by
Escrow Agent of the Company's Rebuttal Notice or the Offerors' Rebuttal Notice, Escrow Agent may (a) deposit the Escrow Fund with a new Escrow Agent agreed to in writing by the Company and the Offerors or the Bankruptcy Court or (b) commence an action in interpleader in the Bankruptcy Court and deposit the Escrow Fund with such court at the expense of the Company if the Recapitalization is consummated or at the expense of the Offerors if the Recapitalization in not consummated.

                  (d) All deliveries of funds by the Escrow Agent to the Company or the Offerors as provided for herein shall be by wire transfer in immediately available funds. In the event funds


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transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call back to the person or persons designated in Exhibit B attached hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated in Exhibit C attached hereto. To assure accuracy of the instructions the Escrow Agent receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Escrow Agent. The parties agree to notify the Escrow Agent of any errors, delays or other problems within thirty (30) days after receiving notification that a transaction has been executed. If it is determined that the transaction was delayed or erroneously executed as a result of the Escrow Agent's error, the Escrow Agent's sole obligation is to pay or refund such amounts as may be required by applicable law. In no event shall the Escrow Agent be responsible for any incidental or consequential damages or expenses in connection with the instruction. Any claim for interest payable will be at the Escrow Agent's published savings account rate in effect in New York, New York.

                  (e) Notwithstanding anything to the contrary in this
Agreement:

                           (1)      The Escrow Agent may deposit the Escrow Fund
with the clerk of the Bankruptcy Court upon commencement of an action in the nature of interpleader or in the course of any court proceedings.

                           (2)      If at any time the Escrow Agent receives a
final non-appealable order of the Bankruptcy Court, or written instructions signed by both the Company and the Offerors, directing delivery or payment of any part of the Escrow Fund, the Escrow Agent shall comply with such order or instruction.

                           (3)      Upon any delivery or deposit of the Escrow
Fund as provided in this Section 4(e), the Escrow Agent shall thereupon be released and discharged from any and all further obligations arising in connection with this Agreement.

         5. Escrow Agent.

                  (a) The Escrow Agent shall be entitled to reimbursement for all reasonable fees, expenses, disbursements and advances incurred or made by it in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). Such reimbursement for fees, expenses, disbursements and advances shall be paid by the Company if the Recapitalization is consummated or by the Offerors if the Recapitalization is not consummated; provided that each of the Company and the Offerors remain jointly and severally liable for such amount. The Escrow Agent fee shall be of $12,000 (the "Escrow Agent Fee") which shall be paid by the Offerors upon execution of this Agreement; provided that if the Recapitalization is consummated, then in such event the Offerors shall have the right to collect such Escrow Agent Fee from the Company.


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                  (b) The Escrow Agent shall have no liability or obligation with respect to the Escrow Fund except for Escrow Agent's willful misconduct, bad faith or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Fund in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may conclusively rely upon any instrument (whether in its original or facsimile form), and shall have no liability for acting in accordance with such instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Fund, any account in which the Escrow Fund is deposited, this Agreement or the Offer Letter, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion, advice or instruction of such counsel. The Company and each Offeror, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel; provided, however, that in the event that the Company pays any amount of such fees and expenses and the Recapitalization is not consummated, then in such event the Company shall have the right to collect such payment from the Offerors; and provided further, that in the event that the Offerors pay any amount of such fees and expenses and the Recapitalization is consummated, then in such event the Offerors shall have the right to collect such payment from the Company.

                  (c) The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by the Bankruptcy Court with respect to the Escrow Fund, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Fund is at any time attached, garnished or levied upon under order of the Bankruptcy Court, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order of the Bankruptcy Court, or in case any order, judgment or decree of the Bankruptcy Court shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  (d) From and at all times after the date of this Agreement, the Company and the Offerors, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, fully indemnify and hold harmless Escrow Agent, its affiliates and their respective directors, officers, employees and agents (collectively, the "Indemnified Parties") against any and all actions,


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claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by the Bankruptcy Court, subject to no further appeal, to have resulted solely from the gross negligence, bad faith or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Offerors in writing, and the Company and the Offerors shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Company and/or the Offerors shall be required to pay such fees and expenses if (a) the Company and/or the Offerors agree to pay such fees and expenses, (b) the Company and/or the Offerors shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) the Company or the Offerors are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party and the Company and/or the Offerors, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Offerors. The Company and the Offerors shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Offerors pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by the Company and the Offerors, jointly and severally, upon demand by such Indemnified Party; provided, however, that in the event that the Company pays any amount of such fees and expenses and the Recapitalization is not consummated, then in such event the Company shall have the right to collect such payment from the Offerors; and provided further, that in the event that the Offerors pay any amount of such fees and expenses and the Recapitalization is consummated, then in such event the Offerors shall have the right to collect such payment from the Company. The obligations of the Company and the Offerors under this Section 5(d) shall survive any termination of this Agreement and the resignation or removal of Escrow Agent shall be independent of any obligation of the Escrow Agent.


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                  The parties agree that neither the payment by the Company or the Offerors of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between the Company and the Offerors, the respective rights and obligations of the Company and the Offerors under the Offer Letter, the Standby Commitment or the Rapoport Commitment.

         (e) Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Offerors and the Company or to which the Offeror or the Company is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Offeror or the Company or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Fund and may sell, convey or otherwise dispose of any assets of Escrow Fund for such purpose. As security for the due and punctual performance of any and all of Offerors and the Company's obligations to Escrow Agent hereunder, now or hereafter arising, Offerors and the Company, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Fund and all distributions thereon or additions thereto. The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against the Company and the Offerors and all third parties in accordance with the terms of this Escrow Agreement.

         Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

         Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

         In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Fund, unless Escrow Agent


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receives written instructions, signed by the Company and the Offerors, which eliminates such ambiguity or uncertainty.

         In the event of any dispute between or conflicting claims by or among the Company and the Offerors and/or any other person or entity with respect to any Escrow Fund, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Fund so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Company and the Offerors for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of the Bankruptcy Court, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Offeror and the Company; provided, however, that in the event that the Company pays any amount of such fees and expenses and the Recapitalization is not consummated, then in such event the Company shall have the right to collect such payment from the Offerors; and provided further, that in the event that the Offerors pay any amount of such fees and expenses and the Recapitalization is consummated, then in such event the Offerors shall have the right to collect such payment from the Company.

         6. Successor Escrow Agent. The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering notice of its resignation to the Offerors and the Company and delivering the Escrow Fund to a successor Escrow Agent jointly designated by the Offerors and the Company in writing, or if the parties cannot agree on the successor Escrow Agent within thirty (30) days of the notice, to the Bankruptcy Court, whereupon the resigning Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. After the resignation of any Escrow Agent, the provision of the Agreement limiting the liability of the Escrow Agent and indemnifying the Escrow Agent against liabilities, costs, fees and expenses (including legal fees and expenses) shall continue to inure to the benefit of the resigned Escrow Agent with respect to any action or omission taken or made by it while it was the Escrow Agent under this Agreement.

         7. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be deemed effective when delivered by hand, or when telecopied with receipt confirmed, or when mailed by U.S. mail via first class certified or registered mail, return receipt requested, or when properly deposited for delivery by a nationally recognized commercial overnight delivery service, prepaid, as follows:


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         If to the Company:

                PennCorp Financial Group, Inc.
                c/o Southwestern Financial Services Corp.
                717 North Harwood Street
                Dallas, Texas 75201
                Attention: Keith A. Maib, President and Chief Executive Officer

                Telephone No.: (214) 954-7111
                Telecopy No.:  (214) 954-7906

         With a copy to:

                           Weil, Gotshal & Manges LLP
                           100 Crescent Court, Suit 1300
                           Dallas, Texas 75201-6950
                           Telephone No.: (214) 746-7700
                           Telecopy No.:  (214) 746-7777
                           Attention: Martin A. Sosland

         If to the Offerors:

                           Inverness/Phoenix Capital, LLC
                           660 Steamboat Road
                           Greenwich, Connecticut 06830
                           Telephone No.: (203) 629-9492
                           Telecopy No.:  (203) 629-9574
                           Attention: James C. Comis

         and to:

                           Vicuna Advisors, LLC
                           230 Park Avenue, 7th Floor
                           New York, New York 10169
                           Telephone No.: (212) 499-2938
                           Telecopy No.:  (212) 499-2942
                           Attention: Josh Welch

         and to:

                           Bernard Rapoport
                           1200 Wooded Acres Drive
                           Waco, Texas 76710
                           Telephone No.: (254) 751-8601
                           Telecopy No.:  (254) 751-8670

 .

         and to:

                           John Sharpe
                           2305 Cedar Spring Road
                           Suite 410
                           Dallas, TX 75201
                           Telephone No.: (214) 871-3378
                           Telecopy No.:  (214) 871-3364

         With a copy to:

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois  60601
                           Telephone No.: (312) 861-2000
                           Telecopy No.:  (312) 861-2200
                           Attention: James L. Learner, P.C.

                           LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                           125 West 55th Street
                           New York, NY 10019-5389
                           Telephone No.: (212) 424-8000
                           Facsimile No.: (212) 424-8500
                           Attention: Irena Goldstein

                           Heath, Davis & McCalla, P.C.
                           200 Perry Brooks Bldg.
                           Austin, Texas 78701
                           Telephone No.: (512) 478-5671
                           Telecopy No.:  (512) 476-1451
                           Attention: Will D. Davis



                           Haynes & Boone
                           901 Main Street, 30th Floor
                           Dallas, Texas 75202-3789
                           Telephone No.: (214) 651-5552
                           Facsimile No.: (214) 651-5940
                           Attention: Michael Boone

          If to the Escrow Agent:

                           The Citibank Private Bank
                           Preferred Custody Services
                           120 Broadway, 2nd Floor
                           New York, NY 10271
                           Telephone No.: 212-266-4468
                           Telecopy No.   212-266-4550
                           Attention: John P. Howard

         Such notice addresses and telecopy numbers may be changed upon written notice to the other parties hereto.

         8. Severability. Any provision of this Agreement which may be determined by the Bankruptcy Court to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is expressly understood, however, that the parties hereto intend each and every provision of this Agreement to be valid and enforceable and hereby knowingly waive all rights to object to any provision of this Agreement.

         9. Assignment. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and shall not be enforceable by or inure to the benefit of any third party. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties.

         10. Amendments; Termination. This Agreement may only be modified or terminated by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged; provided that until the Company becomes a party to this Agreement, this Agreement may only be modified or terminated with the prior written consent of the Company as a third party beneficiary; and provided further that until the Company becomes a party to this Agreement, no waiver hereunder shall be effective unless prior consented in writing by the Company as a third party beneficiary.

         11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered in counterpart signature pages and delivered via facsimile transmission, and any such counterpart executed and delivered via facsimile transmission shall be deemed an original for all intents and purposes.

         12. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the conflict of law principles thereof except to the extent pre-empted by the United States Bankruptcy Code. Any judicial proceeding brought against any of the parties to this Agreement relating to a dispute arising out of this Agreement will be brought exclusively in the Bankruptcy Court and by its execution and delivery of this Agreement, each party hereto accepts the exclusive jurisdiction of the Bankruptcy Court.

         13.      Miscellaneous.

                  (a) This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

                  (b) Each of the Company, the Offerors and the Escrow Agent hereby submits to the jurisdiction of the Bankruptcy Court and each agrees that all proceedings relating hereto shall be brought in the Bankruptcy Court. Each of the Company and the Offerors hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction the Company and the Offerors may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity.

                  (c) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

                  (d) Each of the Company and the Offerors hereby represents and warrants (i) that this Amended and Restated Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, subject in the case of the Company to Bankruptcy Court approval, and (ii) that the execution, delivery and performance of this Amended and Restated Escrow Agreement by it does not violate any applicable law or regulation.

                  (e) This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

                  (f) This Agreement shall terminate upon the distribution of all Escrow Funds from the Account. The provisions of these terms and conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

                  (g) The Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. The Offerors and the Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Fund incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Fund and is not responsible for any other reporting. Any income taxes generated from the Escrow Fund shall be paid by the Offerors and the Escrow Agent shall deliver Form 1099 to and in the name of Inverness.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written:

                                INVERNESS/PHOENIX CAPITAL, LLC

                                By: /s/ JAMES C. COMIS
                                   ---------------------------------
                                Its: Managing Director
                                    --------------------------------


                                VICUNA ADVISORS, LLC, as
                                investment advisor

                                By:
                                   ---------------------------------
                                Its: Managing Member
                                    --------------------------------

                                /s/ BERNARD RAPOPORT
                                -----------------------------------
                                BERNARD RAPOPORT

                                /s/ JOHN SHARPE
                                -----------------------------------
                                JOHN SHARPE


                                PENNCORP FINANCIAL GROUP, INC.

                                By: /s/ KEITH A. MAIB
                                   ---------------------------------
                                Its: President and Chief Executive
                                     Officer
                                    --------------------------------


                                CITIBANK, N.A.

                                By: [ILLEGIBLE]
                                   ---------------------------------
                                Its:
                                    --------------------------------

                                    EXHIBIT A


                               ____________, 2000


VIA FACSIMILE  212-266-4550

The Citibank Private Bank
Preferred Custody Services
120 Broadway, 2nd Floor
New York, NY 10271

Attn: John P. Howard

          Re: Escrow Agreement (the "Escrow Agreement"), dated March __, 2000, by and among Inverness/Phoenix Capital, LLC, a Delaware limited liability company ("Inverness"), Vicuna Advisors, L.L.C., a Delaware limited liability company ("Vicuna"), Bernard Rapoport ("Rapoport"), John Sharpe ("Sharpe" and together with Inverness, Vicuna, and Rapoport the "Offerors"), PennCorp Financial Group, Inc., a Delaware corporation (the "Company") and Citibank, N.A. (the "Escrow Agent").

Ladies and Gentlemen:

         This will confirm that the Recapitalization of the Company shall occur on _________________, 2000.

         You are hereby directed to cause the delivery of the Rapoport Deposit (as defined in the Escrow Agreement) by transferring the Rapoport Deposit to the Company simultaneously with the consummation of the Recapitalization and in accordance with the following wiring instructions:

                  --------------------------------

                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------
                  Account #:
                             -------------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt


         You are hereby directed to cause the delivery of the Sharpe Deposit (as defined in the Escrow Agreement) by transferring the Sharpe Deposit to the Company simultaneously with the consummation of the Recapitalization and in accordance with the following wiring instructions:

                  --------------------------------

                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------

                  Account #:
                             ---------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt


         You are hereby directed to cause the delivery of [$__________1 OF] the Inverness Deposit (as defined in the Escrow Agreement) by transferring [$__________ OF] the Inverness Deposit to the Company simultaneously with the consummation of the Recapitalization and in accordance with the following wiring instructions:

                  --------------------------------
                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------
                  Account #:
                             -------------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt

         [YOU ARE HEREBY DIRECTED TO CAUSE THE DELIVERY OF $__________2 OF THE INVERNESS DEPOSIT (AS DEFINED IN THE ESCROW AGREEMENT) BY TRANSFERRING $__________ OF THE INVERNESS DEPOSIT TO INVERNESS SIMULTANEOUSLY WITH THE CONSUMMATION OF THE RECAPITALIZATION AND IN ACCORDANCE WITH THE FOLLOWING WIRING
INSTRUCTIONS:

                  --------------------------------
                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------
                  Account #:
                             -------------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt

         You are hereby directed to cause the delivery of [$__________ OF] the Vicuna Deposit (as defined in the Escrow Agreement) by transferring [$__________ OF] the Vicuna Deposit to the Company simultaneously with the consummation of the Recapitalization and in accordance with the following wiring instructions:

                  --------------------------------
                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------
                  Account #:
                             -------------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt

-------------
  (1) To reflect amount, if any, called under the Standby Commitment.
  (2) To reflect, if any, not called under the Standby Commitment.

         [YOU ARE HEREBY DIRECTED TO CAUSE THE DELIVERY OF $__________ OF THE VICUNA DEPOSIT (AS DEFINED IN THE ESCROW AGREEMENT) BY TRANSFERRING OF $__________ OF THE VICUNA DEPOSIT TO VICUNA SIMULTANEOUSLY WITH THE CONSUMMATION OF THE RECAPITALIZATION AND IN ACCORDANCE WITH THE FOLLOWING WIRING
INSTRUCTIONS:

                  --------------------------------
                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------
                  Account #:
                             -------------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt

         You are hereby directed to cause the delivery of the Escrow Earnings (as defined in the Escrow Agreement) by transferring the Escrow Earnings to Inverness for the ratable benefit of the Offerors simultaneously with the Closing and in accordance with the following wiring instructions:

                  --------------------------------
                  ______, ________________________

                  ABA #
                        ------------------------------------------------
                  Account Name:
                                ----------------------------------------
                  Account #:
                             -------------------------------------------
                  Special Instructions: Please notify ______________ at (___) ___-____ upon receipt

         Upon such delivery, the Escrow Agreement shall terminate and you shall be released from all further obligations under the Escrow Agreement.

                                      Very truly yours,

                                      INVERNESS/PHOENIX CAPITAL, LLC

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------


                                      VICUNA ADVISORS, LLC

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------


                                      ------------------------------------------
                                      BERNARD RAPOPORT


                                      ------------------------------------------
                                      JOHN SHARPE


                                      PENNCORP FINANCIAL GROUP, INC.

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------

                                    EXHIBIT B
                        Confirmation of Wire Instructions


         1.       Wire Instructions for Bernard Rapoport.

                  A.       Bernard Rapoport: (254) 751-8601
                  B        Will D. Davis: (512) 478-5671

         2.       Wire Instructions for John Sharpe.

                  A.       John Sharpe: (214) 871-3378
                  B.       Michael Boone: (214) 651-5552

         3.       Wire Instructions for Inverness.

                  A.       Robert Sheehy: (203) 629-5593
                  B.       Jordon L. Kruse: (312) 861-2279

         4.       Wire Instructions for Vicuna.

                  A.       Josh Welch: (212) 499-2938
                  B.       Irena Goldstein: (212) 424-8000

                                    EXHIBIT C
                                Designated Person



         1.       On behalf of Inverness.

                  James C. Comis
                                                -------------------------

                  W. McComb Dunwoody
                                                -------------------------

         2.       On behalf of Vicuna.

                  Josh Welch
                                                -------------------------

                  Kenneth S. Cooper
                                                -------------------------


         3.       On behalf of Bernard Rapoport.

                  Bernard Rapoport
                                                -------------------------

         4.       On behalf of John Sharpe.

                  John Sharpe
                                                -------------------------

         5.       On behalf of PennCorp Financial
                  Group, Inc.

                  [Keith A. Maib]
                                                -------------------------